UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2018 (January 31, 2018)

VICI Properties Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8329 W. Sunset Road, Suite 210

Las Vegas, Nevada 89113

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 820-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 31, 2018, VICI Properties Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives (collectively, the “Representatives”) of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell 60,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $20.00 per share (the “Offering”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters an overallotment option to purchase up to 9,075,000 shares of Common Stock. On February 2, 2018, the Underwriters exercised the overallotment option in full, resulting in the sale of a total of 69,575,000 shares of Common Stock. The Company received total gross proceeds (before underwriter’s discounts and commissions) of approximately $1.4 billion from the Offering, which closed on February 5, 2017. In connection with the Offering, the Company’s Common Stock began trading on The New York Stock Exchange on February 1, 2017.

The Offering was made pursuant to the Company’s Registration Statement on Form S-11, as amended (File No. 333-221997) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Offering are described in the prospectus dated January 31, 2017.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the pricing of the Offering is attached hereto as Exhibit 99.1 and a copy of the press release announcing the closing of the Offering is attached hereto as Exhibit 99.2, both of which are incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, such press releases shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 31, 2018

99.1	Pricing press release, dated January 31, 2018

99.2	Closing press release, dated February 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

VICI PROPERTIES INC.

Date: February 6, 2018	By:	/s/ KENNETH J. KUICK
Kenneth J. Kuick
Senior Vice President and Chief Accounting Officer